ML LIFE INSURANCE COMPANY OF NEW YORK

ML of New York Variable Life Separate Account II

Supplement Dated May 1, 2010
to the Prospectuses For
INVESTOR LIFE (Dated May 1, 2001)
INVESTOR LIFE PLUS (Dated May 1, 2001)

Please note the following changes:

Name Change:
Subject to regulatory approval, on or about July 1, 2010 ML Life Insurance Company of New York will change its name to: Transamerica Advisors Life Insurance Company of New York.  Upon approval of the name change, all references in your respective prospectus(es) to Merrill Lynch Life Insurance Company should be changed to:

Transamerica Advisors Life Insurance Company of New York

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Home Office Address Change:
The Home Office address for ML Life Insurance Company of New York has changed to:

440 Mamaroneck Avenue
Harrison, NY 10528
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Investment Divisions:

Please note the following changes to the underlying portfolios for your product:

MLIG Variable Insurance Trust:

•	Roszel/Delaware Trend Portfolio was liquidated; and
•	Roszel/Allianz CCM Capital Appreciation Portfolio was liquidated.

AIM Variable Insurance Funds:

•	As a result of a merger, the name of the Fund now appears as Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AIM V.I. Capital Appreciation Fund was renamed Invesco V.I. Capital Appreciation Fund
•	AIM V.I. Core Equity Fund was renamed Invesco V.I. Core Equity Fund

BlackRock Series Fund, Inc.:

•	BlackRock Fundamental Growth Portfolio was renamed BlackRock Capital Appreciation Portfolio

BlackRock Variable Series Funds, Inc.:

•	BlackRock Global Growth V.I. Fund was renamed BlackRock Global Opportunities V.I. Fund